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                                                                    EXHIBIT 99.1



            CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         I, Grant Miller, certify that:

         To the best of my knowledge and belief, the Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on February 25, 2003 by USA Broadband, Inc. and to which this certification is appended (the "Periodic Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of USA Broadband, Inc.

Date:  February 25, 2003               /s/ Grant Miller
                                       --------------------------------------
                                       Grant Miller
                                       Principal Executive Officer